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                                  EXHIBIT 32.b
                                  ------------

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Morgan Beaumont, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Craig, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /S/ THEODORE MISIEWICZ
                                                 ----------------------
Date: May 9, 2005
                                                 Theodore Misiewicz,
                                                 Chief Financial Officer


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